UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2020

EVOKE PHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 370 Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 345-1494

(Former Name or Former Address, if Changed Since Last Report.)

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On July15, 2020, Evoke Pharma, Inc. (the “Company”) announced that it has initiated the commercial manufacturing of GIMOTI™ (metoclopramide) nasal spray with its manufacturing partner, Patheon, a division of Thermo Fisher Scientific, Inc.  GIMOTI was approved by the U.S. Food and Drug Administration on June 19, 2020 for the relief of symptoms in adults with acute and recurrent diabetic gastroparesis.  The Company plans to launch sales of GIMOTI in the fourth quarter 2020 with its partner EVERSANA.

Safe Harbor Statement

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding: the timing of completing the commercial manufacturing of GIMOTI and other pre-commercialization activities; the timing of the commercial launch of GIMOTI and commercial activities to be conducted by EVERSANA; and the size of the gastroparesis market and the potential of GIMOTI to provide an important new alternative to current treatment options. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in the Company’s business, including, without limitation: the Company’s and Patheon’s ability to successfully complete the commercial manufacturing of GIMOTI; the Company’s and EVERSANA’s ability to successfully launch and drive market demand for GIMOTI and the timing thereof; the Company’s ability to obtain additional financing as needed to support its operations, including through its existing line of credit with EVERSANA which is subject to certain customary conditions; the COVID-19 pandemic may disrupt the Company’s, Patheon’s and EVERSANA’s business operations impairing the ability to manufacture or commercialize GIMOTI and the Company’s ability to generate any product revenue; the Company’s dependence on third parties for the manufacture of GIMOTI; the Company is entirely dependent on the success of GIMOTI; inadequate efficacy or unexpected adverse side effects relating to GIMOTI that could delay or prevent commercialization, or that could result in recalls or product liability claims; our ability to obtain and maintain intellectual property protection for GIMOTI; and other risks detailed in the Company’s prior reports it files with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date: July 15, 2020	By:	/s/ Matthew J. D’Onofrio
	Name:	Matthew J. D’Onofrio
	Title:	Executive Vice President, Chief Business Officer and Secretary